UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2024
JOHNSON CONTROLS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Albert Quay. Cork, Ireland, T12 X8N6
(Address of principal executive offices and postal code)

(353)	21-423-5000	Not Applicable
(Registrant’s telephone number)		(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange
1.375% Notes due 2025	JCI25A	New York Stock Exchange
3.900% Notes due 2026	JCI26A	New York Stock Exchange
0.375% Senior Notes due 2027	JCI27	New York Stock Exchange
3.000% Senior Notes due 2028	JCI28	New York Stock Exchange
5.500% Senior Notes due 2029	JCI29	New York Stock Exchange
1.750% Senior Notes due 2030	JCI30	New York Stock Exchange
2.000% Sustainability-Linked Senior Notes due 2031	JCI31	New York Stock Exchange
1.000% Senior Notes due 2032	JCI32	New York Stock Exchange
4.900% Senior Notes due 2032	JCI32A	New York Stock Exchange
4.250% Senior Notes due 2035	JCI35	New York Stock Exchange
6.000% Notes due 2036	JCI36A	New York Stock Exchange
5.70% Senior Notes due 2041	JCI41B	New York Stock Exchange
5.250% Senior Notes due 2041	JCI41C	New York Stock Exchange
4.625% Senior Notes due 2044	JCI44A	New York Stock Exchange
5.125% Notes due 2045	JCI45B	New York Stock Exchange
6.950% Debentures due December 1, 2045	JCI45A	New York Stock Exchange
4.500% Senior Notes due 2047	JCI47	New York Stock Exchange
4.950% Senior Notes due 2064	JCI64A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

Effective July 31, 2024, the Board of Directors (the “Board”) of Johnson Controls International plc (the "Company") increased the size of the Board to 13 directors in accordance with its Memorandum and Articles of Association and appointed Patrick K. Decker to serve as a member of the Company’s Board with a term expiring at the conclusion of the next annual general meeting of shareholders of the Company, where he is expected to stand for re-election. Mr. Decker was also appointed to serve on the Compensation and Talent Development Committee of the Board.

Mr. Decker will receive compensation pursuant to the Company’s standard arrangements for directors as described in its Proxy Statement for the 2024 Annual General Meeting of Shareholders, including a prorated quarterly retainer payment of $24,429.24 for the Company’s fiscal fourth quarter. In connection with his appointment, Mr. Decker received a restricted share unit (“RSU”) award with a grant date of August 2, 2024 and a grant date fair value of $105,000, representing the pro-rata value of a full year non-employee director award of $180,000. This RSU award will vest one day immediately prior to the 2025 Annual General Meeting of Shareholders.

Each of the Company and its wholly owned subsidiary, Tyco Fire & Security (US) Management, LLC (“Tyco F&S”), will indemnify Mr. Decker pursuant to Indemnification Agreements in the same form as they have used with other directors of the Company. The form indemnification agreements provide that, to the fullest extent permitted by law, the Company and/or Tyco F&S will indemnify each director against expenses (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the director in connection with any claim against the director as a result of the director’s service as a member of the Board. The summaries of the material terms of the form indemnification agreements set forth above are qualified in their entirety by reference to the full text of the applicable agreements. (See Exhibit 10.7 and Exhibit 10.8, respectively, to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2023, which exhibits are incorporated herein by reference.)

There are no related party transactions involving Mr. Decker that would require disclosure pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Decker and any other persons pursuant to which he was selected as a director of the Company.

CEO Succession

On July 31, 2024, the Company announced that George R. Oliver, its Chairman and Chief Executive Officer, has informed the Board of his plan to retire and requested that the Board initiate the Company’s Chief Executive Officer succession plan. Accordingly, the Board has begun a comprehensive search for the Company’s next Chief Executive Officer. Mr. Oliver will continue to serve as Chairman and Chief Executive Officer until a successor is named and is expected to continue to serve as Chairman of the Board following the appointment of his successor.

Executive Officer Retention Awards

On July 30, 2024, the Compensation and Talent Development Committee of the Board approved special retention RSU awards (the “Retention Awards”) for each of Marc Vandiepenbeeck, the Company’s Executive Vice President and Chief Financial Officer, and Lei Schiltz, the Company’s Vice President and President, Global Products. The Retention Awards each consist of a grant of RSUs with a grant date of August 2, 2024 and a grant date fair value of $2,750,000. The Retention Awards are cliff vesting after a period of two years. In the event of an involuntary not for cause termination, vesting for the Retention Awards will accelerate on a pro-rata basis based on the number of full months actively employed in the vesting term. In the event of a termination as a result of death or disability, vesting for the Retention Awards will accelerate in full. In the event of any other termination, including retirement, voluntary and termination “for cause”, the Retention Awards will be forfeited. The terms of the Retention Awards are governed by the Company’s standard terms of and conditions for restricted share/unit awards, filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2022, filed with the SEC on February 1, 2023, which is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

A copy of the press release announcing the initiation of the Chief Executive Officer succession plan for Mr. Oliver and the appointment of Mr. Decker as described in Item 5.02 above is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01, including the accompanying Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Johnson Controls International plc Cautionary Statement Regarding Forward-Looking Statements

Johnson Controls International plc has made statements in this Current Report on Form 8-K that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, among other things, statements relating to the Company’s Chief Executive Officer succession plan. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause its actual results and performance to differ materially from those expressed or implied by such forward-looking statements that include, among others, the risks contained in the section entitled “Risk Factors” in Johnson Controls Annual Report on Form 10-K for the 2023 fiscal year filed with the SEC, which is available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab, and such factors may be updated from time to time in Johnson Controls’ filings with the SEC, which are or will be accessible on the SEC’s website at www.sec.gov. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this document, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release issued by Johnson Controls International plc, dated July 31, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: August 5, 2024	By:	/s/ Richard J. Dancy
		Name:	Richard J. Dancy
		Title:	Vice President and Corporate Secretary